UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2015

Viggle Inc.
(Exact name of Registrant as specified in its charter)

Delaware	01-13803	33-0637631
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

902 Broadway, 11th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip code)

(212) 231-0092
(Registrant’s telephone number including area code)

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Asset Purchase Agreement

On December 13, 2015, Viggle Inc., a Delaware corporation (“Viggle”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Perk.com, Inc., an Ontario corporation (“Perk”). Perk’s shares are currently traded on the Toronto Stock Exchange.  In connection with the Asset Purchase Agreement, Viggle will sell to Perk the assets of the Viggle business, including Viggle’s application (the “Transaction”).  Viggle will retain its interest in DraftDay Gaming Group, Inc., Wetpaint.com, Inc., Choose Digital, Inc. and the assets relating to its MyGuy game.

As consideration for the assets to be sold, Viggle will receive the following consideration:

●	1,500,000 shares of Perk common stock (the “Initial Perk Shares”);

●	2,000,000 Perk Shares if Perk’s total revenues exceed USD $130.0 million for the year ended December 31, 2016 or December 31, 2017 (the “Earn-Out”);

●	A warrant (“Warrant 1”) entitling Viggle to purchase 1,000,000 shares of Perk common stock at a strike price of CDN $6.25 per share in the event the volume weighted average price (“VWAP”) of shares of Perk common stock is greater than or equal to CDN $12.50 for 20 consecutive trading days in the two year period following the closing of the Acquisition;

●	A warrant (“Warrant 2”, and together with Warrant 1, the “Warrants”) entitling Viggle to purchase 1,000,000 shares of Perk common stock at a strike price of CDN $6.25 per share in the event that the VWAP of Perk common stock is greater than or equal to CDN $18.75 for 20 consecutive trading days in the two year period following the closing of the Acquisition; and

●	Perk will also assume certain liabilities of Viggle, including Viggle points liability. This liability was $8.7 million on Viggle’s balance sheet as of September 30, 2015.

The Asset Purchase Agreement contains customary representations, warranties and covenants of Viggle and Perk.

The Asset Purchase Agreement provides that the closing of the Transaction requires the approval by written consent of a majority of Viggle’s stockholders ("Stockholder Approval"). Stockholder Approval was obtained on December 13, 2015.

Credit Agreement

On December 13, 2015, Viggle entered into a Credit Agreement with Perk pursuant to which Perk will provide a $1,000,000 line of credit to Viggle (the “Credit Agreement”). The Credit Agreement provides for three drawdowns pursuant to which Perk will make advances to Viggle not to exceed $1,000,000 in total. The first advance will be upon signing of the Asset Purchase Agreement. The second will be on the business day after Stockholder Approval is obtained. As Stockholder Approval was obtained on December 13, 2015, Viggle expects the first two drawdowns, totaling $666,666.66 to be made on December 14, 2015. The final drawdown will be made when Viggle files its Information Statement regarding approval of the Transaction with the Securities and Exchange Commission. The Asset Purchase Agreement requires that Viggle file such Information Statement by December 23, 2015.

Amounts outstanding under the Credit Agreement will bear interest at 12% per annum, with an additional 12% if Viggle is in default of its obligations under the Credit Agreement.  Amounts outstanding under the Credit Agreement will become payable upon the closing of the Transaction or April 30, 2016, whichever comes first.  If the Transaction closes, Viggle may elect to repay all amounts outstanding pursuant to the Credit Agreement by reducing the number of the Initial Perk Shares payable upon closing of the Transaction by 130,000 shares, in which case, Perk would deliver Viggle 1,370,000 shares of Perk common stock at closing of the Transaction.

In connection with the Credit Agreement, Viggle also entered into a Security Agreement pursuant to which Viggle will provide Perk with a security interest in its assets to secure repayment of amounts outstanding under the Credit Agreement.

Copies of the Asset Purchase Agreement and Credit Agreement are filed with this Current Report on Form 8-K as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference. The foregoing description of the Asset Purchase Agreement and Credit Agreement are qualified in their entirety by reference to the full text of the Asset Purchase Agreement and Credit Agreement filed with this Current Report on Form 8-K.

The Asset Purchase Agreement and Credit Agreement have been included to provide investors with information regarding the terms of the Transaction and the Credit Agreement and the other transactions contemplated thereby.  Neither the Asset Purchase Agreement nor the Credit Agreement are intended to provide any other factual information about Viggle, Perk or their respective subsidiaries or affiliates.  The Asset Purchase Agreement and Credit Agreement contain representations and warranties of Viggle and Perk.  The assertions embodied in those representations and warranties were made for purposes of the Asset Purchase Agreement and Credit Agreement only and are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the execution of such agreements.  The disclosure schedules contain information that modifies, qualifies and creates exceptions to such representations and warranties.  In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what an investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts.  Accordingly, you should read the representations and warranties in the Asset Purchase Agreement and Credit Agreement not in isolation but only in conjunction with the other information about Viggle, Perk and their respective subsidiaries that are included in reports, statements and other filings made by Viggle with the Securities and Exchange Commission.

Item 2.01 Completion of Acquisition or Disposition of Assets

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(a) Financial statements of business acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, Viggle will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date this initial Current Report on Form 8-K reporting the disposition of the Viggle Assets was required to be filed.

(b) Pro forma financial information.

As permitted by Item 9.01(b)(2) of Form 8-K, the Company will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date this initial Current Report on Form 8-K reporting the disposition of the  Viggle Assets was required to be filed.

(c)      Exhibits.

2.1	Asset Purchase Agreement, dated as of December 13, 2015, by and between Viggle Inc. and Perk.com Inc.

2.2	Credit Agreement, dated as of December 13, 2015, by and between Viggle Inc. and Perk.com Inc.

99.1	Press Release issued December 13, 2015.

Additional Information About The Transaction and Forward-Looking Statements

This document contains forward-looking statements concerning the Transaction, future financial and operating results, benefits and synergies of the Transaction, future opportunities for the combined businesses and any other statements regarding events or developments that the parties believe or anticipate will or may occur in the future. Risks and uncertainties may cause actual results and benefits of the Transaction to differ materially from management expectations. Potential risks and uncertainties include, among others: general economic conditions and conditions affecting the industries in which Viggle and Perk operate. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Viggle’s SEC filings, including Viggle’s Annual Report on Form 10-K for the year ended June 30, 2015 and Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2015. These forward-looking statements speak only as of the date of this communication and Viggle assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viggle Inc.

Date: December 14, 2015	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President

EXHIBIT INDEX

2.1	Asset Purchase Agreement, dated as of December 13, 2015, by and between Viggle Inc. and Perk.com Inc.

2.2	Credit Agreement, dated as of December 13, 2015, by and between Viggle Inc. and Perk.com Inc.

99.1	Press Release issued December 13, 2015.